Market risk	12 Months Ended
Dec. 31, 2019
7. Market risk

The main non-trading risk types are interest rates and credit spreads.

Interest rate risk may result in of loss from fluctuations in the future cash flows. Interest rate risk is managed principally through monitoring interest rate gaps and basis risk.

Credit spreads reflect the credit risk of the loans to customers, i.e. risk that a customer or counterparty will default on its contractual obligations resulting in financial loss to the Group. The Group’s credit risk exposure and the related management process are described in note 5.

The following table set out the carrying amount of assets and liabilities subject to market risk:

	As of December 31,
	2018	2019
	RMB’000	RMB’000
Assets subject to market risk
Loans receivable	579,654	615,184

Liabilities subject to market risk
Loans payable	200,417	172,891

There has been no change to the manner in which the Group manages and measures it’s market exposure in the current year.